EXHIBIT 32



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                           EPIC ENERGY RESOURCES, INC.

In connection with the Quarterly Report of Epic Energy Resources, Inc. (the "Company") on Form 10-QSB/A for the period ended September 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), Rex P. Doyle, the Company's Principal Executive Officer and Michael Kinney, the Company's Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.




 March 5, 2008                            /s/ Rex Doyle
                                          ------------------------------
                                          Rex P. Doyle, Chief Executive Officer



 March 4, 2008                            /s/ Michael Kinney
                                          ------------------------------
                                          Michael Kinney, Principal Financial
                                          Officer